© Exa Corporation Confidential Investor Presentation Investor Presentation April 2014 April 2014 Exhibit 99.1

Safe Harbor Statement
© Exa Corporation Confidential

Today’s presentation includes forward-looking statements intended to qualify for the
Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995.These forward-looking statements, including statements regarding our financial expectations, demand for our solutions and growth in our markets, are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those suggested by our forward-looking statements.  These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended January 31, 2014, as filed with the SEC on March
26, 2014. Forward-looking information in this presentation represents our outlook as of today, and we do not undertake any obligation to update these forward-looking statements.
During today's presentation we may refer to our Adjusted EBITDA. This is a non-
GAAP financial measure that has been adjusted for certain non-cash and other items, and that is not computed in accordance with generally accepted accounting principles. The GAAP measure most comparable to Adjusted EBITDA is our net income (loss). A reconciliation of our historical Adjusted EBITDA to our net income
(loss) is included in our Form 10-K filed with the SEC.
.

Company Overview
125+
14 of the top 15 passenger
vehicle manufacturers
EBITDA positive past 5 years
Highly recurring and visible
business model
Employees
10
HQ in Burlington, MA
Detroit, Japan, Germany,
Korea, France, China

© Exa Corporation Confidential
Aerodynamics        Thermal        Acoustics
Leading Provider of Software that Enables
Simulation-Driven Product Design
Years of
Revenue Growth
Customers
Global
Offices
250+
10+

Key Investment Highlights
© Exa Corporation Confidential

Proprietary, Market Leading Technology
Proprietary, Market Leading Technology
Tangible, Immediate Value Proposition
Tangible, Immediate Value Proposition
Growing Multi-billion Dollar Market
Growing Multi-billion Dollar Market
Opportunity in Transportation Alone
Opportunity in Transportation Alone
Top-tier Global Customers
Top-tier Global Customers
Highly-Visible, Consumption-based
Highly-Visible, Consumption-based
Licensing Model
Licensing Model
Experienced Management Team
Experienced Management Team

Transportation Market Requirements
© Exa Corporation. All rights reserved.

Source: EPA
(1) The United States passenger car and light truck CAFE standard continues to rise to 56.2 MPG by 2025
(1)
0
10
20
30
40
50
60
1975 1985 1995 2005 2015 2025
U.S. CAFE
Simulation-based
Simulation-based
Design
Design
Aerodynamics
Aerodynamics
Weight Reduction
Weight Reduction
New Powertrains
New Powertrains
Fewer Prototypes
Fewer Prototypes
Increased Automation
Increased Automation
Faster Turnaround
Faster Turnaround
Time
Time

Design, Redesign
Build/Rebuild Physical Prototype
Test in Windtunnel, Analyze Results
Driver & Frt Passenger
Rear Occupant
Front doors
Rear doors
Powertrain
Cargo

Traditional Development Process
© Exa Corporation. All rights reserved.

Months
Brute-force
Brute-force
approach
approach
Expensive ($bn),
Expensive ($bn),
cumbersome
cumbersome
& time-consuming
& time-consuming

Prepare/
Modify
CAD Data
Run
PowerFLOW
Simulation,
Analyze
Results
Driver & Frt Passenger
Front doors
Rear doors
Powertrain

© Exa Corporation. All rights reserved. 7 Days Proprietary Algorithms Geometric Complexity Accurate Results Exa‘s Vehicle Development Process

Passenger Vehicle

LAND ROVER
JAGUAR
RENAULT
TOYOTA
Ford
NISSAN
BMW
GM
BENTLEY
MINI
PORSCHE
DAIHATSU
HONDA
KIA
TESLA MOTORS
PSA PEUGEOT CITROËN
MITSUBISHI MOTORS
SAIC
CHRYSLER
TATA

Truck & Off-Highway

SCANIA
Peterbilt
VOLVO
PREVOST
INTERNATIONAL
A NAVISTAR COMPANY
KW
DFM
HYUNDAI
MAN
YANMAR
AGCO
CLAAS
KOBELCO
JLG
MQ MULTIQUIP
MANITOU
LIEBHERR
HITACHI
Hitachi Construction Machinery
SAME DEUTZ-FAHR
Atlas Copco
ALSTOM
JR
BOMBARDIER

Supplier/Other

DENSO
YOKOHAMA
MAGNA
Cummins
DELPHI
Valeo
MITSUBISHI ELECTRIC
MICHELIN

Aerospace

EMBRAER
Gulfstream
A GENERAL DYNAMICS COMPANY
NASA
GOODRICH
JAXA
Messier-Dowty
snecma group

Global Customer Base © Exa Corporation. All rights reserved. 8

How Tesla Uses Exa’s PowerFLOW
The Problem
Develop brand new zero emissions sedan
5+2 passengers
World class design & performance
Long driving range on a single charge

© Exa Corporation Confidential
The Results
265 mile range – due to Cd = 0.24
0.32           0.27            0.24
Reduced wind noise

AGCO

FilterBandPass(Pressure, MKS) [50 - 2000 Hz] [Pa]
-15
-8
0
8
15

Exa

Customer Case Studies

© Exa Corporation. All rights reserved.
The Challenge
Meet EPA Tier IV emissions standards
Increasing heat rejection
Requiring increased cooling
Meet New Noise Regulations
Improve Fuel Efficiency
The Results
Cooling package met cooling targets
Reduced Fan noise by 3+ dBA
Reduced HP consumption by 25+ HP

New Customers
Projects
New Subscriptions
Renewal Subscriptions

Customer Engagement Model
© Exa Corporation Confidential

Annual
Annual
Renewals
Renewals
Deeper
Deeper
Deployment
Deployment
Upgrades
Upgrades
New
New
Applications
Applications
Capacity-Based Licensing
Capacity-Based Licensing
OnDemand
OnDemand
or On Premise
or On Premise

PowerFLOW Product Suite
Design Iterations
Design Iterations

© Exa Corporation Confidential
Simulation Preparation
(User-based License) (Consumption-based License)
Simulation
Simulation Analysis
(User-based License)
PowerDELTA
®
Import, sort and organize CAD model
Apply parametric mesh features
Generate surface meshes & check quality
PowerFLOW
®
Automatic fluid discretization
Automatic multi-processor
parallelized simulation
~80% of license revenue
PowerCASE
™
Set up simulation case parameters
& boundary conditions
PowerCLAY
®
Morph mesh real-time
for rapid design iteration
& optimization
PowerTHERM
®
Fully-coupled 3D
conduction
& radiation solver
PowerCOOL
®
Fully-coupled
cooling system
model
PowerINSIGHT
™
Streamline & automate the
results generation,
analysis, and reporting process
PowerVIZ
®
Analyze results and flow structures
with interactive 3D data
visualization, movies, & graphs
PowerACOUSTICS
®
Analyze and predict acoustic noise
transmission to the interior

© Exa Corporation Confidential

Why We Win
Highest Degree of Simulation Accuracy
Highest Degree of Simulation Accuracy
Faster Turnaround Time
Faster Turnaround Time
Deep Domain Expertise
Deep Domain Expertise
Return on Investment
Return on Investment
Differentiated Go-to-market Strategy
Differentiated Go-to-market Strategy

Growth Strategy
© Exa Corporation Confidential

• Migrating from
physical to digital-
based approaches
• Identify new
applications to
address customer
needs
• Significantly
underpenetrated
• Adjacent markets
• Expanding
presence in BRIC
• Core technology is
extendable to
Aerospace, Oil &
Gas and Power
Generation
among others
• Complementary
businesses &
technologies
Deepen Existing
Customer Base
Enable
Additional
Applications &
Solutions
Add New
Customers in
Ground
Transportation
Penetrate New
Geographies
Explore New
Verticals
Selectively
Pursue
Acquisitions

Key Financial Highlights
© Exa Corporation Confidential

Strong, Consistent Revenue Growth
Strong, Consistent Revenue Growth
Recurring & Predictable Business Model
Recurring & Predictable Business Model
Profitable & Cash Flow Positive
Profitable & Cash Flow Positive
Attractive Long-term Model
Attractive Long-term Model

10 Year CAGR: 21%
8.0
12.8
16.3
20.3
28.0
34.1
35.6
37.9
45.9
48.9
54.5
FY' 04
FY' 05
FY' 06
FY' 07
FY' 08
FY' 09
FY' 10
FY' 11
FY' 12
FY' 13
FY' 14

Consistent Revenue Growth © Exa Corporation Confidential 16 Note: We changed from a December 31 calendar year-end to a January 31st fiscal year-end at the end of December 2006. Revenue ($M)

$7.2
$5.0
$4.8
$4.9
$3.3
(5.5)
FY' 09
FY' 10
FY' 11
FY' 12
FY' 13
FY' 14

15.6%
14.0%
12.5%
10.0%
6.0%
-16.2%
FY' 09
FY' 10
FY' 11
FY' 12
FY' 13
FY' 14

History of Profitability

© Exa Corporation Confidential
Adjusted EBITDA
FYE Jan 31 (in millions)
Adjusted EBITDA Margin
FYE Jan 31
Note: Please see Appendix for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income (loss).  We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.

61%
14%
6%
18%
100%
New & Renewal Licenses at Beginning of Year
Renewals
New Licenses
Projects
Total FY14 Revenue

60%+ of our annual revenue was
attributable to contracts in place at
the beginning of the fiscal year
Annual consumption-based licenses
Increased consumption of simulation
capacity drives growth
Delivered on-premise or on-demand
Ratable revenue recognition
Project revenue is primarily derived
from simulation capacity

© Exa Corporation Confidential
Highly Recurring & Predictable Model
Revenue Visibility
FY14

Revenue by Geography

United States
22%
Germany
19%
France
17%
Japan
16%
Korea
9%
United Kingdom
9%
China
2%
Other
6%

© Exa Corporation Confidential 19 Revenue Mix Note: Data as of FY 2014

Managing business with focus on increasing revenue growth rate while maintaining positive Adjusted EBITDA
Continue to invest in Sales team to deepen existing customer penetration and add new customers
Invest in additional applications & solutions to deepen penetration at existing customers
Expand into other verticals including Aerospace and Oil & Gas

© Exa Corporation. All rights reserved.
Target Model

Appendix © Exa Corporation Confidential

© Exa Corporation Confidential

*See Appendix
Key Financial Metrics
FY11 FY12 FY13 FY14
Revenue
License $30.6 $38.8 $41.2 $44.6
Project 7.3 7.2 7.7 9.9
Total Revenue $37.9 $45.9 $48.9 $54.5
Revenue Growth 6% 21% 6% 12%
Operating Expenses
Cost of Revenues $9.9 $12.1 $14.2 $16.0
Sales & Marketing 6.1 6.2 7.1 9.5
Research & Development 12.8 14.5 16.7 18.2
General & Administrative 6.0 8.1 9.0 10.9
Total Operating Expenses $34.8 $40.9 $47.0 $54.6
Non-GAAP Operating Income* $3.4 $5.7 $3.3 $1.4
Adj. EBITDA* $4.8 $7.2 $4.9 $3.3

Adjusted EBITDA and Non-GAAP Operating Income
– Definitions and Reconciliations

© Exa Corporation. All rights reserved.
Non-GAAP Operating Income
(In thousands)
2011 2012 2013 2014
Operating (loss) income 3,116 $       5,035 $         1,960 $     (122) $
     Add back:
Stock based compensation expense 281 636 924 1,210
Amortization of acquired intangible assets 0 65 383 351
Non-GAAP operating income
3,397 $       5,736 $         3,267 $     1,439 $
Adjusted EBITDA Reconciliation
(In thousands)
2011 2012 2013 2014
Net (loss) Income 691 $           14,138 $       763 $        (709) $
Depreciation and amortization 1,356 1,502 2,009 2,185
Interest expense, net 1,411 1,284 1,631 679
Loss on extinguishment of debt 0 0 0 755
Other (income) expense (10) 213 (529) (10)
Foreign exchange loss (gain) 198 106 (17) 83
Provision for income tax 826 (10,706) 112 (920)
EBITDA 4,472 6,537 3,969 2,063
281 636 924 1,210
Adjusted EBITDA
4,753 $       7,173 $         4,893 $     3,273 $
Year Ended January 31,
Year Ended January 31,
Non-cash, share based
compensation expense
To supplement our consolidated financial statements, which are presented on a GAAP basis, we disclose Non-GAAP Operating Income and Adjusted EBITDA, non-GAAP
measures that exclude certain amounts. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United
States. The GAAP measures most comparable to Non-GAAP Operating Income and Adjusted EBITDA are GAAP income from operations and GAAP net income (loss), respectively.
Reconciliations of these non-GAAP financial measures to the corresponding GAAP measures are included above.
We define non-GAAP operating income as GAAP operating income excluding non-cash, stock-based compensation expense and amortization of acquired intangible assets.  We define  EBITDA as net income (loss), excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other income (expense), foreign exchange gain
(loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.
Note:

How JLR Uses Exa’s PowerFLOW
The Problem
Reduce joint fleet CO2 to meet global
emissions target by 2020+
Portfolio Diversification
Reduce cost of  prototypes
Enable digital sign-off

© Exa Corporation Confidential
The Results
Thermal Mgmt & Aerodynamic prototypes
eliminated prior to production tooling release
Further elimination opportunities for
Aeroacoustics & water mgmt in development

Customer Case Studies

© Exa Corporation. All rights reserved.
The Problem
Demand for more fuel efficient trucks
Top buying requirement
The Results
24% reduction in aerodynamic drag
12%  improvement in fuel economy
~$5,600  annual fuel savings per vehicle

Customer Case Studies – Trailer Devices 26 © Exa Corporation. All rights reserved.

duct & fan noise
cabin comfort
defrost & demist*
HVAC unit & dist. sys.
drive cycle simulation
key-off soak
intake port simulation
brake cooling
thermal protection
cooling airflow
electronics/ batt. cooling
drivetrain cooling
exhaust systems*
cooling jacket*
engine block*
aero efficiency
handling
driving dynamics*
panel deformation
soiling/water management
greenhouse wind noise
underbody wind noise
gap/seal noise
mirror & whistle noise
sunroof & window noise
community noise
cooling fan noise

Exa

Ground Transportation Applications © Exa Corporation Confidential 27